Abraxas Petroleum Corporate Update July 2017 Raven Rig #1; McKenzie County, ND Exhibit 99.1

2 The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, availability of capital, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals. Oil and Gas Reserves. The SEC permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as total potential, de-risked, and EUR (expected ultimate recovery), that the SEC’s guidelines strictly prohibit us from using in our SEC filings. These terms represent our internal estimates of volumes of oil and natural gas that are not proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations. By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized. Non-GAAP Measures. Included in this presentation are certain non-GAAP financial measures as defined under SEC Regulation G. Investors are urged to consider closely the disclosure in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and its subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in this presentation. Initial production, or IP, rates, for both our wells and for those wells that are located near our properties, are limited data points in each well’s productive history. These rates are sometimes actual rates and sometimes extrapolated or normalized rates. As such, the rates for a particular well may change as additional data becomes available. Peak production rates are not necessarily indicative or predictive of future production rates, expected ultimate recovery, or EUR, or economic rates of return from such wells and should not be relied upon for such purpose. Equally, the way we calculate and report peak IP rates and the methodologies employed by others may not be consistent, and thus the values reported may not be directly and meaningfully comparable. Lateral lengths described are indicative only. Actual completed lateral lengths depend on various considerations such as lease- line offsets. Standard length laterals, sometimes referred to as 5,000 foot laterals, are laterals with completed length generally between 4,000 feet and 5,500 feet. Mid-length laterals, sometimes referred to as 7,500 foot laterals, are laterals with completed length generally between 6,500 feet and 8,000 feet. Long laterals, sometimes referred to as 10,000 foot laterals, are laterals with completed length generally longer than 8,000 feet. Forward-Looking Statements

Corporate Profile

ABRAXAS

NASDAQ: AXAS

Headquarters	San Antonio	EV/BOE[2,3]	$6.55
Employees[1]	84	Proved Reserves[4]	44.7 mmboe
Shares outstanding[2]	163.9 mm	NBV Non-Oil & Gas Assets[5]	$22.2 mm
Market cap[2]	$260.5 mm	Production[6]	6,820 boepd
Net debt[2]	$20.7 mm	R/P Ratio[7]	17.9x
2017E CAPEX	$110 mm		

(1) Abraxas full time employees as of March 31, 2017. Does not include 25 employees associated with the Company's wholly owned subsidiary, Raven Drilling.
(2) Shares outstanding as of May 5, 2017. Market cap using share price as of July 18, 2017. Total debt including RBL facility and building mortgage less cash as of March 31, 2017
(3) Enterprise value includes working capital deficit (excluding current hedging assets and liabilities) as of March 31, 2017, but does not include building mortgage. Includes RBL facility and building mortgage less cash as of March 31, 2017.
(4) Proved reserves as of December 31, 2016. See appendix for reconciliation of PV-10 to standardized measure.
(5) Net book value of other assets as of March 31, 2017.
(6) Average production for the quarter ended March 31, 2017
(7) Calculation using average production for the quarter ended March 31, 2017 annualized and net proved reserves as of December 31, 2016.

3

4 Williston: Bakken / Three Forks Eastern Shelf: Conventional & Emerging Hz Oil Eagle Ford Shale / Austin Chalk Delaware Basin: Bone Spring & Wolfcamp Rocky Mountain South Texas Permian Basin Legend Proved Reserves (mmboe)(1): 44.7  Proved Developed: 31%  Oil: 54% Current Prod (boepd) (2): 6,820 Abraxas Petroleum Corporation Core Regions (1) Net proved reserves as of December 31, 2016. (2) Average production for quarter ended March 31, 2017 2017 Capex Focus Areas

5 Area Capital ($MM) % of Total Gross Wells Net Wells Permian - Delaware $71.3(1) 59.4% 7.0 6.0 Bakken/Three Forks 42.2 35.1% 13.0 6.6 Eagle Ford/Austin Chalk 6.0 5.0% 1.0 1.0 Other 0.5 0.4% 0.0 0.0 Total $120.0(1) 100% 21.0 13.6 2017 Operating and Financial Guidance 2017 Capex Budget Allocation 2017 Operating Guidance Operating Costs Low Case High Case LOE ($/BOE) $5.00 $7.00 Production Tax (% Rev) 8.0% 10.0% Cash G&A ($mm) $11.0 $13.5 Production (boepd) 7,800 8,600 (1) Includes $110 million in cash and $10 million in shares and Abraxas’ Cayanosa Draw ranch used as consideration in July 2017 Ward County purchase. (2) Yearly CAPEX for each year ending December 31, 2012, 2013, 2014, 2015 and 2016. 2017 based on management guidance; 2017 estimates assume the midpoint of 2017 guidance. 66% 22% 12% 2017 Expected Production Mix Oil Gas NGL $0 $50,000 $100,000 $150,000 $200,000 $250,000 0 1,500 3,000 4,500 6,000 7,500 9,000 2 0 12 A 2 0 13 A 2 0 14 A 2 0 15 A 2 0 16 A 2 0 17 E (2) Daily Production vs Yearly CAPEX (2)

Key Investment Highlights

ABRAXAS

Delaware Basin Exposure	▪ 8,497[(1)] net HBP acres prospective for the Wolfcamp A & Bone Spring intervals ▪ Plan to test multiple prospective zones in 2017 ▪ Continue to actively lease and pursue acquisitions in the basin – recent acquisitions of 2,747 net acres ▪ Allocated 2017 capital budget of $71MM (59% of total allocation)
Visible Production Growth and Fully Funded Capex Program	▪ 7 gross (6.0 net) operated Wolfcamp/Bone Spring wells planned for 2017 ▪ 13 gross (6.6 net) operated and non-operated Bakken/Three Forks wells planned for 2017 ▪ Total Capex of $120 million funded out of cash flow and RBL provides 33% YoY production growth using the midpoint of 2017 guidance
Austin Chalk/ Eagle Ford Optionality	▪ Continue to evaluate Eagle Ford/Austin Chalk and add cost-effective leases ▪ First well confirmed AC geologic concept ▪ One well program in 2017 designed to establish economic viability of both Eagle Ford and Austin Chalk via drilling and completion modifications
Balance Sheet Strength with Solid Liquidity & Financial Flexibility	▪ Total bank debt of ~$18 million[(3)] represents the only meaningful leverage [(2, 3)] of the Company and is funded under the $115 million revolving credit facility ▪ Liquidity of ~$97 million[(3)] positions the Company to remain acquisitive ▪ Actively looking to consolidate Delaware Basin working interest position and surrounding leases ▪ Management continues to pursue and execute on non-core asset sales

(1) Includes 853 net acres associated with potential acquisitions. Includes 480 net acres on Abraxas' Howe lease which is currently subject to a title dispute. Abraxas does not have any reserves or planned 2017 capital expenditures relating to the acreage that is subject to this title dispute.
(2) Company also has $3.8 million of debt associated with a building mortgage.
(3) As of March 31, 2017.

6

7 Asset Base Overview

Catalyst #1

Permian Basin – Wolfcamp & Bone Spring – Ward/Reeves

- **8,497 [(1)] net HBP acres located on the eastern edge of the Delaware Basin in Reeves/Ward/Pecos County (Pecos not shown)**
  - Up to five identified potential zones (Bone Spring, Wolfcamp)
- **$6.3 million D&C costs for 5,000' laterals**
- **Favorable net revenue interests**
- **Wolfcamp A2 targeted EURs of ~604 mboe**
- **First well – Caprito 99-302H – Wolfcamp A2**
  - 30-Day IP Rate: 997 Boepd
  - 90-Day IP Rate: 794 Boepd
  - Exceeding type curve to date
- **Caprito 98-201H (A1) & Caprito 98-301HR (A2)**
  - Successfully completed, flowing back
- **Caprito 83-304H (A2) & Caprito 83-404H (B)**
  - Caprito 83-304H – Wolfcamp A2
  - Caprito 83-404H – Wolfcamp B
  - Waiting on Completion
- **Caprito 83-304H (A2) & Caprito 83-404H (B)**
  - Caprito 82-202H – Wolfcamp A1 – Rigging up
  - Caprito 83-101H – Third Bone Spring– Rigging up
- **Exploring additional opportunities to expand position**



Loving
Winkler
Ward
Reeves
Pecos

(1) Includes 853 net acres associated with potential acquisitions. Includes 480 net acres on Abraxas' Howe lease which is currently subject to a title dispute. Abraxas does not have any reserves or planned 2017 capital expenditures relating to the acreage that is subject to this title dispute.

8

Delaware Basin

Caprito Development Plan

ABRAXAS

- **First Pad – Caprito 98-201H & Caprito 98-301HR**
  - Wolfcamp A1 – Caprito 201H – flowing back
  - Wolfcamp A2 – Caprito 301HR – flowing back
- **Second Pad – Section 83 Pad – Two Well Pad**
  - Wolfcamp A2 – Caprito 83-304H
  - Wolfcamp B – Caprito 83-404H
- **Third Pad – Section 82 Pad – Two Well Pad**
  - Wolfcamp A1 – Caprito 82-202H
  - Third Bone Spring – Caprito 82-101H
- **Results Will Dictate Future Development of Each Interval on Subsequent Pads**



ABRAXAS
DELAWARE BASIN PROJECT
Ward County, TX
Caprito Locations and Targets
July 14, 2017
A-37
A-44
A-51
A-38
A-41
98 #301HR
98 #201H
82 #202H
82 #101H
83 #304H
100
81

9

10 Delaware Basin Wine Rack Drilling and Completion  Phantom Field Spacing ▫ 1320’ between wells same zone ▫ 330’ between wells ▫ Pattern repeats for additional targets  Drilling Targets include 4 benches ▫ 3rd Bone Spring ▫ Upper Wolfcamp A1 ▫ Upper Wolfcamp A2 ▫ Wolfcamp B

Delaware Wolfcamp Wolfcamp A2 Well Economics Wolfcamp: ROR vs WTI Wolfcamp: Type Curve Assumptions Abraxas EOY16 Assumptions  604 MBOE gross type curve ▫ 77% Oil ▫ Initial rate: 1266 boepd ▫ di: 99.95% ▫ dm: 6.0% ▫ b-factor: 1.3  Booked CWC: $6.0 million 11

12 Catalyst #2 Bakken / Three Forks  4,013 net HBP acres located in the core of the Williston Basin in McKenzie County, ND – de-risked Bakken and Three Forks ▫ 41 operated completed wells ▫ 3 operated wells drilling ▫ 5 non-operated wells completed/completing ▫ Estimated 40 additional operated wells at 660-1,320 foot spacing  Stenehjem 10H-15H Completions ▫ 64.2% net revenue interest ▫ 30-day MB average rate(1) 1,226 boepd ▫ 30-day TF average rate(1) 1,059 boepd  Stenehjem 6H-9H ▫ Four well pad flowing back ▫ 62.0% net revenue interest  Yellowstone 2H-4H ▫ Three well pad currently drilling ▫ 42.7% net revenue interest (1) The 30-day average rates represent the highest 30 days of production and do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas.

Bakken/Three Forks

Completion Design

ABRAXAS

Highlights

- *Cemented liners and high density perf clusters*
    - *create more frac points*
    - *enhance SRV*
    - *help localize the stimulation.*
- *PLA diverters*
    - *used to increase cluster efficiency*
- *Focusing on increasing total energy*
    - *more fluid & prop usage*
    - *higher pump rate*

Metrics

- *Prop - 870 lbs/ft*
- *Fluid – 15 bbls/ft*
- *Fluid type - HCFR*
- *Staging – 240'/stage*
- *Clusters – 12 /stage*
- *Perfs – 2/cluster, 180 deg phase*
- *Pump rate – 50 BPM*

13

Middle Bakken North Fork Economics Middle Bakken: ROR vs WTI Middle Bakken: Type Curve Assumptions Abraxas EOY16 Assumptions  845 MBOE gross type curve ▫ 76% Oil ▫ Initial rate: 1120 boepd ▫ di: 98.5% ▫ dm: 8.0% ▫ b-factor: 1.5  CWC: $6.0 million 14

Three Forks North Fork Economics Three Forks: ROR vs WTI Three Forks: Type Curve Assumptions Abraxas EOY16 Assumptions  723 MBOE gross type curve ▫ 73% Oil ▫ Initial rate: 1000 boepd ▫ di: 98.5% ▫ dm: 8.0% ▫ b-factor: 1.5  CWC: $6.0 million 15

16 Shut Eye 1H  9,360 net acres located in Atascosa County, TX prospective for the Eagle Ford and Austin Chalk  2017 Capex plans call for drilling 1 net 6,700’ lateral well and leasing  Shut Eye 1H – EF Test ▫ Drilled, cased and waiting on completion ▫ Enhanced completion design  Abraxas continues to evaluate acreage at terms that will ensure acceptable full cycle economics Jourdanton Eagle Ford/Austin Chalk

Eagle Ford

Enhanced Completion Design

ABRAXAS

Highlights

- *Employing high density clusters and diverters for first time*
  - *create more frac points*
  - *increase cluster efficiency*
  - *enhance SRV*
  - *help localize the stimulation.*
- *Focusing on increasing total energy*
  - *more prop & fluid usage*
- *Using rotary steerable assemblies*
  - *will help ensure that the borehole is in the targeted rock*

Metrics

- *Prop - 2000 lbs/ft*
- *Fluid – 40 bbls/ft*
- *Fluid type - HCFR*
- *Staging – 240'/stage*
- *Clusters – 12 /stage*
- *Perfs – 2/cluster, 180 deg phase*
- *Pump rate – 70 BPM*

17

18 Catalyst #4 Potential Asset Sales (1) Includes $6.7 million for Abraxas’ 12,178 net acre ranch which was used as consideration for the Company’s July 2017 Ward County acquisition. Since January 1, 2016, Abraxas has monetized approximately $40.1 million(1) of non-core assets. Abraxas is currently marketing several additional non-core assets. If successful, proceeds will be used to further reduce borrowings with little Borrowing Base impact Opportunity Overview Abraxas Assets Status Powder River Basin - Other  Stacked pay, liquids-rich horizontal opportunities primarily in Campbell County, Wyoming  ~947 net high value acres at Porcupine/Frazier Federal  Marketing Powder River Basin  Stacked pay, liquids-rich horizontal opportunities in Campbell, Converse and Niobrara Counties, Wyoming  ~14,229 net acres at Brooks Draw  2,667 “other” net acres  1,141 net acres at Porcupine  ~128 bopd net production  Brooks Draw Sold January 2017  Portion of Porcupine and “other” acres Sold July 2017 Portilla  Large inventory conventional targets; EOR potential  Avg production ~150 boepd, ~87% oil  Sold September 2016 Surface / Yards / Field Offices / Building  Surface ownership in numerous legacy areas  Surface :  1,769 acres in San Patricio, TX;  12,178 acres Pecos, TX;  Yards/Offices/Structures: Sinton, TX  San Patricio ranch sold September 2016  Sinton office sold May 2017  Hudgins (Pecos County) swapping for additional Delaware Basin interests

19 Appendix

20 (1) Straight line average price. Abraxas Hedging Profile 3Q17 4Q17 2018 2019 Oil Swaps (bbls/day) 2,392 2,555 1,960 1,200 NYMEX WTI (1) $54.48 $54.48 $48.04 $54.54 WTI Midland / WTI CMA (bbls/day) 500 500 Differential ($/bbl) ($0.65) ($0.65) Henry Hub Costless Collar (mmbtu/day) 5,000 5,000 Ceiling ($/mmbtu) $3.90 $3.90 Floor ($/mmbtu) $3.00 $3.00

21 Adjusted EBITDA Reconciliation Adjusted EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of Adjusted EBITDA to net income for the periods presented. (In thousands) Year End 2014 2015 2016 Net income $63,268.73 ($119,055) ($96,378) Net interest expense 2,009 3,340 $3,827 Income tax expense (287) (37) $0 Depreciation, depletion and amortization 43,139 38,548 $24,431 Amortization of deferred financing fees 934 1,130 $1,019 Stock-based compensation 2,703 3,912 $3,194 Impairment 0 128,573 $67,626 Unrealized (gain) loss on derivative contracts (24,876) (18,417) $19,818 Realized (Gain) loss on interest derivative contract 0 0 $0 Realized (Gain) loss on monetized derivative contracts 0 5,061 $14,370 Earnings from equity method investment 0 0 $0 (Gai ) loss o discontinued operations (1,318) 20 $0 Expenses incurred with offerings and execution of loan agreement $1,747 Other non-cash items 0 883 $494 EBITDA $85,572 $43,957 $40,149 Credit facility borrowings $70,000 $134,000 $93,250 Debt/EBITDA 0.82x 3.05x 2.32x

TTM Adjusted EBITDA Reconciliation

Adjusted EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of Adjusted EBITDA to net income for the periods presented.

(In thousands)		Three Months Ending			
	30-Jun-16	30-Sep-16	31-Dec-16	31-Mar-17	TTM
Net income	($46,937)	($3,260)	($5,302)	$13,691	($41,808)
Net interest expense	1,015	850	859	395	3,119
Income tax expense	0	0	0	0	0
Depreciation, depletion and amortization	5,669	6,371	6,500	5,374	23,913
Amortization of deferred financing fees	448	151	256	138	993
Stock-based compensation	835	768	784	770	3,157
Impairment	28,735	3,806	0	0	32,541
Unrealized (gain) loss on derivative contracts	12,374	(3,484)	6,285	(8,760)	6,415
Realized (Gain) loss on interest derivative contract	0	0	0	0	0
Realized (Gain) loss on monetized derivative contracts	10,010	0	0	0	10,010
Earnings from equity method investment	0	0	0	0	0
(Gain) loss on discontinued operations	0	0	0	0	0
Expenses incurred with offerings and execution of loan agreement	1,665	82	0	3,790	5,537
Other non-cash items	36	(264)	139	112	23
EBITDA	$13,851	$5,021	$9,521	$15,507	$43,900
Credit facility borrowings					$18,250
Debt/EBITDA					0.42x

22

23 Standardized Measure Reconciliation PV-10 is the estimated present value of the future net revenues from our proved oil and gas reserves before income taxes discounted using a 10% discount rate. PV-10 is considered a non-GAAP financial measure under SEC regulations because it does not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows. We believe that PV-10 is an important measure that can be used to evaluate the relative significance of our oil and gas properties and that PV-10 is widely used by securities analysts and investors when evaluating oil and gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the use of a pre-tax measure provides greater comparability of assets when evaluating companies. We believe that most other companies in the oil and gas industry calculate PV-10 on the same basis. PV-10 is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes. The following table provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows at December 31, 2015: Tot l Pr v d 31-Dec-16 Future cash inflows $999,716 Future production costs (357,917) Future development costs (267,836) Discount (213,363) Present Worth at 10 Percent 160,600 Present value of future income taxes discounted at 10% 0 Standardized measure of discounted future net cash flows $160,600

24 NASDAQ: AXAS